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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): February 27, 2003


             IndyMac MBS, Inc., (as depositor under the Pooling and
               Servicing Agreement, dated as of February 1, 2003,
             providing for the issuance of the IndyMac MBS, Inc.,
                     Residential Asset Securization Trust
                  2003-A2, Mortgage Pass-Through Certificates,
                                Series 2003-B).

                               IndyMac MBS, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)

   Delaware                             333-102888              95-4791925
-----------------------------           ----------              ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
  of Incorporation)                    File Number)          Identification No.)


155 North Lake Avenue
Pasadena, California                                               91101
--------------------                                             ---------
(Address of Principal                                            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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


Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

         In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2003-B (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

         5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1  Tax Opinion of Sidley Austin Brown & Wood LLP
              (included in Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INDYMAC MBS, INC.




                                          By:  /s/ Victor H. Woodworth
                                               --------------------------
                                                   Victor H. Woodworth
                                                   Vice President



Dated: February 28, 2003


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                                 Exhibit Index

Exhibit                                                           Page
-------                                                           ----

5.1       Legality Opinion of Sidley Austin Brown & Wood LLP       5

8.1       Tax Opinion of Sidley Austin Brown & Wood LLP
          (included in Exhibit 5.1)                                5

23.1      Consent of Sidley Austin Brown & Wood LLP
          (included in Exhibits 5.1 and 8.1)                       5